UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): 3/20/2014
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INTL FCStone Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-23554	59-2921318
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)
708 Third Avenue, Suite 1500, New York, NY 10017
(Address of principal executive offices, including Zip Code)
(212) 485-3500
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
On March 20, 2014, INTL FCStone Inc. (the "Company") announced that the U.S. Court of Appeals for the Seventh Circuit had ruled in favor of the Company's subsidiary, FCStone, LLC ("FCStone"), in its appeal of the U.S. District Court's decision on January 4, 2013 in the matter of Frederick J. Grede (as Liquidation Trustee of the Sentinel Liquidation Trust) vs. FCStone, LLC. The case against FCStone served as a "test case" for virtually identical claims filed by the Sentinel Management Group, Inc. bankruptcy trustee against FCStone and approximately a dozen other futures commission merchants arising out of the 2007 bankruptcy of Sentinel.
A copy of the related press release issued on March 20, 2014 is filed herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
Exhibit 99.1 Press release dated March 20, 2014.

Signature
Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

INTL FCStone Inc.
(Registrant)
March 20, 2014	/s/ Brian T. Sephton
(Date)	Brian T. Sephton
Chief Legal & Governance Officer

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press release dated March 20, 2014.